UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     July 9, 2003

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28238	54-1521616
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 654-6091

7439 East Ridgecrest Road, Cave Creek , Arizona 85331
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.     Changes in Registrant’s Certifying Accountant

       Effective July 9, 2003, Guardian Technologies International, Inc. (the “Company”), dismissed the Company’s principal independent accountants, Schumacher & Associates, Inc. Schumacher & Associates, Inc., had been engaged by the Company as the principal independent accountant to audit the financial statements of the Company for the fiscal year ended December 31, 2002. Schumacher & Associates, Inc.’s reports on the financial statements of the Company filed with the Securities and Exchange Commission with regard to the fiscal year ended December 31, 2002, contained no adverse or disclaimer of opinion; however, its report did contain a going concern explanatory paragraph.

       The action to dismiss Schumacher & Associates, Inc., as the Company’s principal independent accountants has been taken primarily as a result of the change of control of the Company arising from the reverse acquisition of the Company by RJL Marketing Services, Inc. (“RJL”), on June 26, 2003. As a condition of the acquisition, the previous executive officers and members of the board of directors of the Company resigned effective as of the closing of the acquisition and were replaced by officers and directors designated by RJL. The new board of directors of the Company has decided to engage the independent public accountants of RJL to audit the financial statements of the Company for the fiscal year ended December 31, 2003.

       The decision to change accountants was recommended and approved by the board of directors of the Company.

       In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2002, and in connection with the subsequent interim period up to the date of dismissal, there were no disagreements with Schumacher & Associates, Inc., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Schumacher & Associates, Inc., would have caused Schumacher & Associates, Inc., to make reference to the subject matter of the disagreements in its report.

       Effective July 10, 2003, the Company’s Board of Director’s approved the engagement of Aronson & Company to serve as the Company’s independent public accountants and to be the principal accountants to conduct the audit of the Company’s financial statements for the fiscal year ending December 31, 2003, replacing the firm of Schumacher & Associates, Inc.

       During the Company’s two most recent fiscal years ended December 31, 2001 and 2002, the Company did not consult with Aronson & Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B. However, Aronson & Company were engaged by RJL to audit RJL’s financial statements for the period ended December 31, 2002.

Item 7.     Financial Statements and Exhibits

       (c) Exhibits.

16	Letter of Schumacher & Associates, Inc. (former principal independent accountant of the Registrant), dated July 10, 2003, on change of accountant, filed herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

Date: July 11, 2003	By:	/s/ Robert A. Dishaw
Robert A. Dishaw, President